UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2004

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01               Entry into a Material Definitive Agreement.

On December 17, 2004, Gilead Sciences, Inc., together with Bristol-Myers Squibb Company, entered into a Collaboration Agreement with a newly-formed, jointly owned limited liability company, Bristol-Myers Squibb & Gilead Sciences, LLC.  Pursuant to the terms of the Collaboration Agreement, the companies agreed to work jointly to develop and commercialize the fixed-dose combination of Gilead’s TruvadaTM (emtricitabine and tenofovir disoproxil fumarate) and Bristol-Myers Squibb’s Sustiva® (efavirenz) in the United States.

A copy of the press release further describing this collaboration is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits.

(c)                      Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 20, 2004, entitled “Bristol-Myers Squibb and Gilead Sciences Establish U.S. Joint Venture to Develop and Commercialize Fixed-Dose Combination of Three HIV Medicines.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

Dated: December 20, 2004	By:	/s/ John F. Milligan
John F. Milligan
Executive Vice President and Chief Financial Officer